GOLDMAN SACHS TRUST

Goldman Sachs Short-Term Conservative Income Fund

(the “Fund”)

Supplement dated July 29, 2022 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated July 29, 2022

David Fishman, Managing Director and Head of Liquidity Solutions within Goldman Sachs Asset Management, L.P. (“GSAM”), has announced his intention to retire from GSAM, effective December 31, 2022. On October 1, 2022, Mr. Fishman will no longer serve as a portfolio manager for the Fund. John Olivo, Managing Director and Global Head of Short Duration Strategies within GSAM, will continue to serve as portfolio manager for the Fund.

Accordingly, effective October 1, 2022, all references to Mr. Fishman in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

STCIOPSSTK 07-22